                                                                    EXHIBIT 10.9

                                LOAN AGREEMENT

          This Loan Agreement is entered into as of the 14th day of July, 1999, by and between Vicinity Corporation, a California corporation ("Vicinity"), and Emerick Woods, an individual ("Employee").

                                    RECITALS

          A.  Employee is employed as the President of Vicinity.

          B. To enable Employee to exercise options exercisable for Common Stock of Vicinity, Employee and Vicinity desire that the Vicinity make a loan to the Employee as set forth herein.

          NOW, THEREFORE, Vicinity and Employee agree as follows:

                                   AGREEMENT

          1.  The Loan.  Vicinity agrees, on the terms of and subject to the
              --------
conditions specified in this Agreement, to lend to Employee the aggregate principal amount of NINETY FIVE THOUSAND FIVE HUNDRED THIRTEEN DOLLARS AND SEVENTY CENTS ($95,513.70) (the "Loan"). To evidence the Loan, Employee shall execute and deliver to Vicinity a promissory note (the "Promissory Note") in the form of Exhibit A. The Loan shall bear interest as set forth in the Promissory
        ---------
Note. The Loan including all accrued and unpaid interest thereon shall be due and payable on the earliest to occur of the following: (i) the date eighteen
(18) months following the date of a Qualified Public Offering (ii) the date thirty (30) days following a Sale of the Company, (iii) the date ninety (90) days following Employee's voluntary termination of employment with Vicinity or the termination of Employee's employment by Vicinity and (iv) the fifth anniversary of the Closing Date (as defined below), unless prepaid on or accelerated to an earlier date pursuant to the terms hereof (the "Maturity Date").

          For purposes of this Agreement, "Qualified Public Offering" shall mean a sale of the Vicinity's Common Stock to the general public pursuant to a registration statement declared effective under the Securities Act of 1933, as amended (the "Act") with aggregate proceeds to Vicinity of not less than $10,000,000. For purposes of this Agreement, "Sale of the Company" shall mean the acquisition by a third-party of all or substantially all of the stock or assets of Vicinity, but only if the consideration received by the shareholders of Vicinity is received in the form of cash or unrestricted publicly-traded securities. In the event that the consideration received by the shareholders of Vicinity is in the form of securities that are restricted or that are not publicly-traded, a Sale of the Company for purposes hereof shall be deemed to have occurred on the date forty-five (45) days following the date such private or restricted securities received by Employee shall become unrestricted and/or publicly tradable.

          2.  Place and Date of Closing.  The closing of the Loan (the
              -------------------------
"Closing") will be held at the offices of Vicinity, 1135A San Antonio Road, Palo Alto, California, 94303, on July 14, 1999 at 10:00 a.m. or at such other time and place as the parties shall mutually agree (the "Closing Date"). At the
Closing:

              (a) Vicinity shall deliver to Employee $95,513.70 in immediately available funds;

              (b) Employee shall execute and deliver to Vicinity the Promissory Note; and

              (c) Employee and Vicinity shall execute and deliver a security agreement in substantially the form attached hereto as Exhibit B (the "Security
                                                       ---------
Agreement") pursuant to which, Employee shall pledge to Employee, as security for the Loan, all of Vicinity's capital stock (or any proceeds therefrom) now owned or hereafter acquired by Employee (the "Shares").

          3.  Scope of Liability. Notwithstanding any other provisions of this
              ------------------
Agreement, the Promissory Note or the Security Agreement, Vicinity shall have recourse against Employee for any liability arising in connection with this Agreement, the Promissory Note and the Security Agreement.

          4. Employee understands that the loan provided for herein is not transferable by Employee and is conditioned upon the future performance of substantial services by Employee.

          5. This Agreement, the Promissory Note and the Security Agreement constitute the full and entire understanding and agreement among the parties hereto with regard to the subject hereof. Any amendment of this Agreement, the Promissory Note or the Security Agreement must be signed by all the parties to this Agreement. Any term hereof may be waived, discharged or terminated only by a written instrument signed by the party against whom enforcement of any such waiver, discharge or termination is sought.

          6. Employee understands that this Agreement does not constitute an employment agreement or a promise by Vicinity to continue Employee's employment.

          7. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed to the address set forth on the signature page hereto (and in the case of Vicinity, to the attention of the Chief Financial Officer), or such other address as a party may furnish to the other party.

          8. No party may assign its rights and/or duties under this Agreement to a third party without the prior written consent of the other parties to this Agreement, except that Vicinity may assign its rights and duties under this Agreement, and may assign the Promissory Note in the event of a merger with or into another entity or a sale of all or substantially all of the stock or assets of Vicinity and the surviving or acquiring entity agrees in writing to be bound by the transferor's rights and duties under this Agreement.

          9. This Agreement shall be governed in all respects by the laws of the State of California.

          IN WITNESS WHEREOF, the undersigned have executed this Loan Agreement as of the date first written above.


EMERICK WOODS                                     VICINITY CORPORATION

___________________________________               By:___________________________

___________________________________               Title:________________________
(address)
                                                  1135A San Antonio Road
___________________________________               Palo Alto, California, 94303



                               CONSENT OF SPOUSE

          I consent to the terms of this Loan Agreement for purposes of any community property interest that I may have in the rights and property subject to this Loan Agreement.



                                      __________________________________________
                                      Name: ____________________________________

                          EXHIBIT A TO LOAN AGREEMENT
                          ---------------------------

                                PROMISSORY NOTE


$95,513.70                                                 Palo Alto, California
                                                                   July 14, 1999

          1. For value received, the undersigned, Emerick Woods (the "Employee"), promises to pay to Vicinity Corporation, a California corporation ("Vicinity"), the principal sum of NINETY FIVE THOUSAND FIVE HUNDRED THIRTEEN DOLLARS AND SEVENTY CENTS ($95,513.70) (the "Principal"), together with any accrued and unpaid interest on the Principal compounded annually at the rate equal to EIGHT AND ONE QUARTER PERCENT (8.25%) per annum from the date hereof, on the Maturity Date. Payments will be allocated first to accrued and unpaid interest and then to principal.

          2. This is the Promissory Note referred to in that certain Loan Agreement (the "Loan Agreement") dated as of July 14, 1999 between Vicinity and the Employee, as the same may be amended from time to time and is entitled to the benefits thereof and is subject to all terms, provisions and conditions thereof, including those with respect to recourse. Capitalized terms used herein but not defined herein shall have the meaning given to such terms in the Loan Agreement.

          3. In the event (i) Employee defaults in the payment of Principal or interest when due pursuant to the terms hereof, (ii) any representation or warranty of Employee contained in this Promissory Note or any other agreement or instrument executed in connection with the loan described herein proves to have been false or misleading in any material respect, or (iii) Employee defaults in Employee's obligation to pay any indebtedness evidenced by any other promissory note executed by Employee and payable to Vicinity or there occurs any other default under any deed of trust, mortgage or other document securing repayment of such indebtedness, then unless otherwise prohibited by law, Vicinity shall have the option, without demand or notice, to declare the entire Principal balance of this Promissory Note, together with all accrued and unpaid interest, to be immediately due and payable.

          4. This Promissory Note is secured by certain shares of Vicinity's Common Stock (the "Shares"), as more fully detailed in the Security Agreement by and between Vicinity and Employee of even date herewith.

          5. Employee hereby makes the following representations and warranties to Vicinity and acknowledges that Vicinity is relying on such representations in making the loan:

             A. The consent of no person or entity other than Employee's spouse is required to grant the security interest in the Shares to Vicinity.

             B. Other than as relates to Employee's position with Vicinity, there are no actions, proceedings, claims or disputes pending or, to Employee's knowledge, threatened against or affecting Employee or the Shares.

          6. Upon the failure of Employee to pay the Principal when due, interest on the Principal shall thereafter accrue at the rate of TWELVE AND THREE QUARTER PERCENT (12.75%) per annum.

          7. If an action is instituted for collection of this Promissory Note, Employee agrees to pay court costs and reasonable attorneys' fees incurred by the holder hereof.

          8. This Promissory Note may be amended or modified, and provisions hereof may be waived, only by the written agreement of Employee and Vicinity. No delay or failure by Vicinity in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy, and a waiver of any right, power or remedy on any one occasion shall not operate as a bar or waiver of any such right, power or remedy on any other occasion. Without limiting the generality of the foregoing, the delay or failure by Vicinity for any period of time to enforce collection of any amounts due hereunder shall not be deemed to be a waiver of any rights of Vicinity under contract or under law. The rights of Vicinity under this Promissory Note and under the Security Agreement are in addition to any other rights and remedies which Vicinity may have.

          9. The Principal may be prepaid without penalty, in whole or in part, at any time. All amounts payable hereunder shall be payable in lawful money of the United States of America.

          10. Employee hereby acknowledges that Vicinity has not made any representation or warranty to Employee concerning the income tax consequences of the loan to Employee, and Employee shall be solely responsible for ascertaining and bearing such tax consequences. Employee further acknowledges that (i) Vicinity may, in its sole discretion, determine that it is required under the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations promulgated by the Internal Revenue Service ("IRS") thereunder, to impute interest on the Principal of this Promissory Note at the rate set by the IRS, (ii) the amount of any such imputed interest would be deemed to be compensation income to Employee which would be subject to tax withholding, and
(iii) if so determined by Vicinity, Vicinity would report and withhold the required amount out of the current compensation paid to Employee in accordance with the Code and the rules and regulations promulgated thereunder.

          11. THIS NOTE AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OR BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (a) THEY HAVE READ SUCH DOCUMENTATION; (b) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK

SUCH COUNSEL; (c) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS AGREEMENT.

          12. This Promissory Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

          IN WITNESS WHEREOF, the undersigned executes this Promissory Note as of the date first written above.

                                EMPLOYEE:


                                ______________________________________
                                Emerick Woods


                               CONSENT OF SPOUSE

          I consent to the terms of this Promissory Note for purposes of any community property interest that I may have in the rights and property subject to this Promissory Note.

                              ________________________________________

                              Name: __________________________________

                          EXHIBIT B TO LOAN AGREEMENT
                          ---------------------------

                              SECURITY AGREEMENT


     This Security Agreement is made as the 14th day of July 1999 by and between Vicinity Corporation, a California corporation ("Pledgee"), and Emerick Woods ("Pledgor").


                                  Recitals
                                  --------

     Pursuant to Pledgee's extension of a loan to Pledgor (the "Loan") under that certain Loan Agreement of even date herewith (the "Loan Agreement"), Pledgee and Pledgor have agreed to enter into this Security Agreement to provide for a security interest in certain shares of Pledgor's capital stock in order to secure the Promissory Note evidencing the Loan (the "Promissory Note").

     NOW, THEREFORE, it is agreed as follows:

     1.  Creation and Description of Security Interest.  In consideration of the
         ---------------------------------------------
Loan, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges to Pledgee all of Pledgee's capital stock (or any proceeds therefrom) now owned or hereafter acquired by Pledgor (herein sometimes referred to as the "Shares"). Any Shares now owned are hereby delivered to Pledgee, duly endorsed in blank or with executed stock powers. Any Shares hereafter acquired shall be promptly delivered to Pledgee, duly endorsed in blank or with executed stock powers. Pledgee or its agent shall hold the Shares subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment in the form attached hereto as Exhibit A for use in transferring all or a portion of
                        ---------
the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by Pledgee as security for the repayment of the Promissory Note, and any extensions or renewals thereof, to be executed by Pledgor and Pledgee. Pledgee shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants.  To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

     `    (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
               -----------------------
the Promissory Note(s) secured hereby, together with interest thereon, at the time and in the manner provided in the Promissory Note.

          (b) Encumbrances.  The Shares are free of all other encumbrances,
              ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

     3.   Voting Rights.  During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Promissory Note, Pledgor shall have the right to vote all of the Shares.

     4.   Warrants and Rights.  In the event that, during the term of this
          -------------------
pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgee shall be immediately delivered to Pledgee, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     5.   Withdrawal or Substitution of Collateral.  Pledgee shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Shares without the prior written consent of Pledgor.

     6.   Term.  The within pledge of Shares shall continue until the payment or
          ----
forgiveness of all indebtedness secured hereby, at which time the Shares shall be promptly delivered to Pledgor.

     7.   Pledgee Liability.  In the absence of willful or gross negligence,
          -----------------
Pledgee shall not be liable to any party for any of his acts, or omissions to act, as Pledgee.

     8.   Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     9.   Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     10.  Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.



PLEDGEE"       VICINITY CORPORATION
               a California corporation


               By: _________________________________________
               Name: _______________________________________
               Title: ________________________________________


"PLEDGOR"      ____________________________________________
                         Emerick Woods

               Address:  Palos Verdes Estates
                         2805 Via Barri
                         Palos Verdes Estates, CA  90274



                               CONSENT OF SPOUSE

          I consent to the terms of this Security Agreement for purposes of any community property interest that I may have in the rights and property subject to this Security Agreement.



                                 _______________________________________
                                 Name: _________________________________

                      EXHIBIT A TO THE SECURITY AGREEMENT
                      -----------------------------------


                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED I, hereby sell, assign and transfer unto _______________ ___________ ___________________________________ (________) shares of the Common
Stock of Vicinity Corporation standing in my name of the books of said corporation represented by Certificate No. ______ herewith and do hereby irrevocably constitute and appoint _____ __________________________________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated: July 14, 1999.


                               Signature:


                               ________________________________




This Assignment Separate from Certificate was executed in conjunction with the terms of a Security Agreement between the above assignor and Vicinity Corporation dated July 14, 1999.